Organization and Nature of Operations	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Nature of Operations
1.
Organization and nature of operations

Rezolve Group Limited (“Rezolve” or “the Company”) was incorporated in England and Wales on January 5, 2023 and changed its name on June 5, 2023 to Rezolve AI Limited. On March 28, 2025, the Company altered its legal status under English law from a private limited company and re-registered as a public limited company. In connection with the re-registration as a public limited company, the Company changed its name from Rezolve AI Limited to Rezolve AI plc.

Rezolve is a mobile commerce and engagement platform that enables retailers and brands to deliver rich and engaging mobile experiences to consumers. The mailing address of Rezolve’s registered office is 21 Sackville Street, London, W1S 3DN, United Kingdom.